                                                                    EXHIBIT 99.3

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                              $23,280,433
Aggregate Original Principal Balance                                 $23,342,969
Number of Mortgage Loans                                                     157

                                              MINIMUM    MAXIMUM     AVERAGE (1)
                                              -------    -------     -----------
Original Principal Balance                    $24,000    $750,000       $148,681
Outstanding Principal Balance                 $23,925    $748,347       $148,283

                                     MINIMUM    MAXIMUM    WEIGHTED AVERAGE (2)
                                     -------    -------    --------------------
Original Term (mos)                     180        360                      358
Stated remaining Term (mos)(5)          173        356                      353
Loan Age (mos)(5)                         4          9                        5
Current Interest Rate                 5.550%     9.400%                   7.217%
Initial Interest Rate Cap (3)         1.000%     5.000%                   2.942%
Periodic Rate Cap (3)                 1.000%     2.000%                   1.182%
Gross Margin (3)                      2.250%     8.150%                   6.232%
Maximum Mortgage Rate (3)            11.375%    16.000%                  13.527%
Minimum Mortgage Rate (3)             2.250%     9.400%                   6.821%
Months to Roll (3)                        2         56                       22
Original Loan-to-Value                17.44%     95.00%                   81.57%
Credit Score (4)                        621        802                      690

                                                         EARLIEST       LATEST
Maturity Date                                           02/01/2020    05/01/2035

                         PERCENT OF                                PERCENT OF
LIEN POSITION           MORTGAGE POOL    YEAR OF ORIGINATION      MORTGAGE POOL
                        -------------                             -------------
1st Lien                       100.00%   2004                              1.79%
                                         2005                             98.21%

OCCUPANCY                                LOAN PURPOSE
Investment                     100.00%   Purchase                         55.20%
                                         Refinance - Rate/Term             4.22%
                                         Refinance - Cashout              40.58%

LOAN TYPE                                PROPERTY TYPE
Fixed Rate                      12.68%   Single Family                    55..4%
ARM                             87.32%   Rowhouse                          0.28%
                                         Condominium                      10.87%
AMORTIZATION TYPE                        Two- to Four-Family              25.28%
Fully Amortizing                91.71%   Planned Unit                      8.23%
                                         Development
Interest-Only Balloon            8.29%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.
(5) As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.501% to 6.000%                 9   $  2,003,341         8.61%     5.924%       682   $   222,593      74.87%    79.58%    31.07%
6.001% to 6.500%                14      1,918,389         8.24      6.396        705       137,028      80.54     34.40      7.71
6.501% to 7.000%                41      6,154,004        26.43      6.842        697       150,098      78.34     71.82     14.12
7.001% to 7.500%                39      5,544,991        23.82      7.270        683       142,179      84.88     74.80      2.96
7.501% to 8.000%                33      4,899,425        21.05      7.802        693       148,467      83.49     41.51      2.61
8.001% to 8.500%                13      1,952,941         8.39      8.237        687       150,226      83.86     33.91      0.00
8.501% to 9.000%                 7        756,908         3.25      8.804        667       108,130      84.57     30.92      0.00
9.001% to 9.500%                 1         50,434         0.22      9.400        689        50,434      95.00      0.00      0.00
                               ---     ----------         ----      -----        ---        ------      -----      ----      ----
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========         ====      =====        ===       =======       ====      ====      ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.550% per annum to 9.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.217% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                     OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY         LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180                       1   $     93,811         0.40%     6.500%       772   $    93,811      90.00%   100.00%     0.00%
229 to 240                       2        191,351         0.82      6.570        685        95,676      83.98     39.83      0.00
349 to 360                     154     22,995,270        98.78      7.225        690       149,320      81.51     59.06      8.40
                               ---     ----------        -----      -----        ---       -------      -----     -----      ----
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========        =====      =====        ===       =======      =====     =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 356 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL
BALANCES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                     OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL MORTGAGE         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES    LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less                  3   $    113,334         0.49%     8.328%       677   $    37,778      82.31%    57.22%     0.00%
$50,001 to $100,000             50      3,765,504        16.17      7.384        694        75,310      81.27     67.32      5.87
$100,001 to $150,000            53      6,489,119        27.87      7.299        686       122,436      82.84     65.08      8.44
$150,001 to $200,000            22      3,775,389        16.22      6.911        690       171,609      76.35     62.39      4.34
$200,001 to $250,000             7      1,534,494         6.59      7.016        697       219,213      83.48     41.06      0.00
$250,001 to $300,000             9      2,462,675        10.58      7.227        689       273,631      78.59     54.21      0.00
$300,001 to $350,000             8      2,630,179        11.30      7.306        686       328,772      86.79     75.51      0.00
$350,001 to $400,000             2        734,935         3.16      6.973        707       367,468      80.00      0.00     51.15
$400,001 to $450,000             1        403,956         1.74      8.250        683       403,956      90.00      0.00      0.00
$600,001 to $650,000             1        622,500         2.67      5.990        660       622,500      75.00    100.00    100.00
$700,001 to $750,000             1        748,347         3.21      7.800        730       748,347      88.24      0.00      0.00
                               ---     ---------          ----      -----        ---       -------      -----      ----      ----
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========         ====      =====        ===       =======      =====      ====      ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $23,925 to approximately $748,347 and the average outstanding principal balance of the Mortgage Loans was approximately $148,283.

PRODUCT TYPES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
15 to 19 Year Fixed
   Loans                         1   $     93,811         0.40%     6.500%       772   $    93,811      90.00%   100.00%     0.00%
20 to 24 Year Fixed
   Loans                         2        191,351         0.82      6.570        685        95,676      83.98     39.83      0.00
30 Year Fixed Loans             22      2,667,337        11.46      6.915        688       121,243      78.35     67.09      0.00
Six-Month LIBOR Loans            1        375,900         1.61      6.875        780       375,900      80.00      0.00    100.00
2/28 LIBOR ARM                 102     15,967,408        68.59      7.278        687       156,543      83.59     59.62      3.90
2/1 LIBOR ARM                    3        204,310         0.88      7.491        699        68,103      83.40    100.00      0.00
3/27 LIBOR ARM                  15      2,452,317        10.53      7.416        673       163,488      74.16     40.57      0.00
3/1 LIBOR ARM                    1        151,325         0.65      6.650        776       151,325      46.77    100.00      0.00
5/25 LIBOR ARM                  10      1,176,672         5.05      6.952        732       117,667      80.48     78.28     79.26
                               ---     ----------         ----      -----        ---       -------      -----     -----     -----
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========         ====      =====        ===       =======      =====     =====     =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
STATE                      LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Arizona                          2   $    189,503         0.81%     7.137%       671   $    94,751      89.67%   100.00%     0.00%
California                      23      5,923,165        25.44      7.072        689       257,529      81.71     44.51     10.51
Colorado                         1        127,720         0.55      7.625        719       127,720      80.00      0.00      0.00
Connecticut                      4        617,626         2.65      7.280        691       154,407      77.66     62.11      0.00
Florida                         28      3,306,334        14.20      7.222        695       118,083      82.33     63.82      2.98
Georgia                         14      1,621,140         6.96      7.207        697       115,796      81.38     88.06     43.72
Idaho                            1        117,811         0.51      7.250        670       117,811      90.00    100.00      0.00
Illinois                         7      1,020,302         4.38      6.900        689       145,757      81.89     63.26      0.00
Indiana                          4        303,824         1.31      7.261        667        75,956      80.27     52.73      0.00
Kansas                           1         53,881         0.23      7.600        802        53,881      90.00    100.00      0.00
Kentucky                         2        117,289         0.50      7.607        704        58,644      74.08     57.04      0.00
Maryland                         6        753,574         3.24      7.092        659       125,596      82.24     81.16      0.00
Massachusetts                    6      1,369,371         5.88      7.709        672       228,228      70.89     23.04      0.00
Michigan                         6        555,950         2.39      7.767        675        92,658      85.04     77.24      0.00
Minnesota                        1        184,196         0.79      6.990        682       184,196      90.00    100.00      0.00
Missouri                         5        376,195         1.62      8.266        682        75,239      89.00     74.44      0.00
Nevada                           2        247,644         1.06      7.188        685       123,822      70.31      0.00      0.00
New Jersey                       2        462,259         1.99      7.142        677       231,130      85.24     68.90      0.00
New York                        10      1,882,471         8.09      6.951        708       188,247      83.40     78.27      0.00
North Carolina                   1        128,823         0.55      8.250        678       128,823      90.00    100.00      0.00
Ohio                             8        721,052         3.10      6.899        708        90,131      85.08     84.03      0.00
Oregon                           1        122,754         0.53      7.150        670       122,754      85.00    100.00      0.00
Pennsylvania                     6        684,673         2.94      7.216        649       114,112      78.92     59.23      0.00
South Carolina                   1        127,822         0.55      7.850        621       127,822      80.00    100.00      0.00
Tennessee                        4        419,924         1.80      7.501        720       104,981      85.80     76.45     29.89
Texas                            4        440,321         1.89      7.442        696       110,080      90.57     58.61      0.00
Utah                             1        375,900         1.61      6.875        780       375,900      80.00      0.00    100.00
Virginia                         2        202,701         0.87      6.290        700       101,350      75.39     55.33      0.00
Washington                       4        826,209         3.55      7.749        687       206,552      78.02     32.10      0.00
                               ---    -----------         ----      -----        ---       -------      -----     -----      ----
TOTAL:                         157    23,280,433          1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===    ==========          ====      =====        ===       =======      =====     =====      ====

(1) No more than approximately 3.21% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing               147   $ 21,349,424        91.71%     7.274%       688   $   145,234      81.88%    57.73%     0.00%
60 Month Interest-Only           1        622,500         2.67      5.990        660       622,500      75.00    100.00    100.00
120 Month Interest-Only          9      1,308,509         5.62      6.871        748       145,390      79.54     61.50    100.00
                               ---     ----------         ----      -----        ---       -------      -----     -----    ------
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========         ====      =====        ===       =======      =====     =====    ======

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less                   4   $    576,608         2.48%     7.084%       673   $   144,152      39.06%    59.17%     0.00%
50.01% to 55.00%                 1        285,289         1.23      6.990        667       285,289      53.96      0.00      0.00
55.01% to 60.00%                 4        365,602         1.57      6.646        708        91,400      58.85      0.00      0.00
60.01% to 65.00%                 4        502,579         2.16      6.714        690       125,645      63.80     29.76      0.00
65.01% to 70.00%                 4        533,043         2.29      6.377        656       133,261      69.32     22.38      0.00
70.01% to 75.00%                12      1,872,761         8.04      7.038        672       156,063      74.57     47.73     33.24
75.01% to 80.00%                46      7,050,012        30.28      7.072        688       153,261      79.78     40.23     18.56
80.01% to 85.00%                27      3,656,275        15.71      7.274        689       135,418      84.63     81.27      0.00
85.01% to 90.00%                53      8,235,731        35.38      7.467        700       155,391      89.82     76.35      0.00
90.01% to 95.00%                 2        202,534         0.87      7.879        736       101,267      94.98     75.10      0.00
                               ---     ----------         ----      -----        ---       -------      -----     -----      ----
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========         ====      =====        ===       =======      =====     =====      ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.44% to 95.00%.

MORTGAGE INSURANCE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE INSURANCE         LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
No Mortgage Insurance           75   $ 11,185,893        48.05%     7.002%       683   $   149,145      74.25%    38.80%    17.26%
PMI Mortgage Insurance
   Corp.                        82     12,094,540        51.95      7.415        697       147,494      88.34     77.82      0.00
                               ---     ----------        -----      -----        ---       -------      -----     -----      ----
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========        =====      =====        ===       =======      =====     =====      ====

LOAN PURPOSE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE               LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                        86   $ 12,850,287        55.20%     7.363%       702   $   149,422      85.17%    62.30%    10.18%
Refinance - Cashout             64      9,448,852        40.59      6.996        676       147,638      76.86     54.54      6.59
Refinance - Rate/Term            7        981,294         4.22      7.420        675       140,185      79.67     60.33      0.00
                               ---     ----------       ------      -----        ---       -------      -----     -----      ----
TOTAL:                         157   $ 23,280,433       100.00%     7.217%       690   $   148,283      81.57%    59.07%     8.29%
                               ===   = ==========       =======     ======       ===   =   =======      ======    ======     =====

PROPERTY TYPE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Single Family                   95   $ 12,882,710        55.34%     7.173%       689   $   135,607      80.50%    55.26%    11.61%
Rowhouse                         1         65,450         0.28      7.400        711        65,450      80.00    100.00      0.00
Condominium                     17      2,530,631        10.87      7.237        692       148,861      81.53     42.40      0.00
Two- to Four-Family             31      5,885,724        25.28      7.414        692       189,862      84.68     70.02      0.00
Planned Unit Development        13      1,915,918         8.23      6.867        688       147,378      79.31     71.69     22.75
                               ---     ----------         ----      -----        ---       -------      -----     -----     -----
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========         ====      =====        ===       =======      =====     =====     =====

DOCUMENTATION

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DOCUMENTATION              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Full Documentation              99   $ 13,751,712        59.07%     7.093%       689   $   138,906      84.14%   100.00%    10.38%
Stated Documentation            54      9,063,744        38.93      7.378        692       167,847      77.75      0.00      4.15
No Documentation                 3        337,119         1.45      7.722        718       112,373      80.00      0.00      0.00
SISA                             1        127,859         0.55      7.750        685       127,859      79.99      0.00    100.00
                               ---     ----------         ----      -----        ---       -------      -----      ----    ------
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                               ===     ==========         ====      =====        ===       =======      =====      ====     =====

OCCUPANCY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY                  LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Investment                     157   $ 23,280,433       100.00%     7.217%       690   $   148,283      81.57%    59.07%     8.29%
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)                   LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
4                               25   $  3,566,235        15.32%     7.301%       702   $   142,649      80.97%    63.64%    16.82%
5                               85     13,448,040        57.77      7.134        686       158,212      82.23     65.32      9.44
6                               23      3,323,356        14.28      7.475        685       144,494      80.99     30.20      1.84
7                               19      2,525,222        10.85      7.106        705       132,906      81.22     63.11      0.00
8                                4        367,188         1.58      7.760        677        91,797      73.88     27.53      0.00
9                                1         50,391         0.22      7.750        677        50,391      59.58      0.00      0.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM               LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                            25   $  3,804,913        16.34%     7.388%       702   $   152,197      84.19%    53.86%    15.80%
6 Months                         1         99,570         0.43      7.750        716        99,570      70.92      0.00      0.00
8 Months                         1        183,405         0.79      8.250        746       183,405      80.00      0.00      0.00
12 Months                       13      2,492,995        10.71      7.264        679       191,769      81.26     52.09      0.00
24 Months                       72     10,954,779        47.06      7.247        684       152,150      82.72     62.08      5.68
36 Months                       33      4,059,808        17.44      7.130        698       123,024      78.78     66.09     17.42
60 Months                       12      1,684,962         7.24      6.627        696       140,414      76.09     54.61      0.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         157     23,280,433         1.00      0.072        690       148,283       0.82      0.59      0.08
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
601 to 625                       6   $    732,507         3.15%     7.802%       623   $   122,084      77.29%    68.96%     0.00%
626 to 650                      14      1,902,430         8.17      7.225        632       135,888      69.46     47.01      0.00
651 to 675                      39      6,592,378        28.32      7.273        664       169,035      81.93     68.09      9.44
676 to 700                      41      5,297,770        22.76      7.179        685       129,214      83.77     63.81      5.18
701 to 725                      30      4,571,612        19.64      7.085        714       152,387      82.62     49.97      2.15
726 to 750                      14      2,456,370        10.55      7.443        735       175,455      85.20     34.49      2.50
751 to 775                       7        779,867         3.35      6.977        760       111,410      85.53    100.00     37.12
776 to 800                       5        893,618         3.84      6.763        780       178,724      75.79     57.94     65.47
801 to 825                       1         53,881         0.23      7.600        802        53,881      90.00    100.00      0.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         157   $ 23,280,433       100.00%     7.217%       690   $   148,283      81.57%    59.07%     8.29%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 621 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 690.

CREDIT GRADE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT GRADE               LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
PA1                             13   $  2,019,530         8.67%     7.047%       753   $   155,348      76.66%    36.41%    46.34%
PA2                             24      3,196,172        13.73       6.67        701       133,174      74.48     22.93     11.66
PA3                             34      5,041,574        21.66      7.318        646       148,282      72.88     42.40        --
SA1                             53      7,931,636        34.07      7.374        713       149,654      88.23     69.85        --
SA2                             33      5,091,521        21.87       7.28        667       154,289      86.19     90.47     12.23
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         157   $ 23,280,433       100.00%     7.217%       690   $   148,283      81.57%    59.07%     8.29%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

GROSS MARGINS

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
2.001% to 2.500%                 9   $  1,060,329         5.22%     6.960%       733   $   117,814      79.44%    75.90%    87.95%
3.001% to 3.500%                 1        375,900         1.85      6.875        780       375,900      80.00      0.00    100.00
3.501% to 4.000%                 1        285,289         1.40      6.990        667       285,289      53.96      0.00      0.00
4.501% to 5.000%                 3        913,722         4.49      5.981        672       304,574      73.84     91.82     68.13
5.001% to 5.500%                 6        893,112         4.39      6.327        714       148,852      79.89     62.56      0.00
5.501% to 6.000%                 5        813,793         4.00      7.024        690       162,759      74.44     83.80      0.00
6.001% to 6.500%                34      5,298,713        26.07      7.237        684       155,845      81.04     40.09      0.00
6.501% to 7.000%                60      8,863,007        43.60      7.480        684       147,717      85.47     66.65      0.00
7.001% to 7.500%                10      1,360,365         6.69      7.619        706       136,037      81.80     50.82      0.00
7.501% to 8.000%                 2        407,157         2.00      8.399        661       203,579      81.12     31.39      0.00
8.001% to 8.500%                 1         56,545         0.28      8.400        671        56,545      90.00    100.00      0.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         132     20,327,933         1.00      0.073        690       153,999       0.82      0.58      0.10
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.232% per annum.

MAXIMUM MORTGAGE RATES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES             LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
11.500% or less                  1   $    147,900         0.73%     6.375%       781   $   147,900      79.99%   100.00%   100.00%
11.501% to 12.000%              12      2,200,498        10.82      6.243        706       183,375      74.51     64.32     67.77
12.001% to 12.500%               7      1,004,826         4.94      6.478        715       143,547      80.78     24.76     16.32
12.501% to 13.000%              21      3,136,305        15.43      6.865        687       149,348      76.21     64.12      4.08
13.001% to 13.500%              18      2,654,073        13.06      7.134        677       147,448      82.96     52.48      0.00
13.501% to 14.000%              28      4,803,562        23.63      7.442        694       171,556      84.55     64.17      0.00
14.001% to 14.500%              22      3,763,630        18.51      7.658        684       171,074      84.94     56.06      0.00
14.501% to 15.000%              15      1,949,577         9.59      8.123        682       129,972      83.68     39.33      0.00
15.001% to 15.500%               6        551,742         2.71      8.358        687        91,957      90.46     90.86      0.00
15.501% to 16.000%               2        115,821         0.57      8.837        678        57,910      90.00    100.00      0.00
                               ---   ------------        -----      -----        ---       -------      -----    ------    ------
TOTAL:                         132     20,327,933         1.00      0.073        690       153,999       0.82      0.58      0.10
                               ===   ============        =====      =====        ===       =======      =====    ======    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 16.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.527% per annum.

NEXT RATE ADJUSTMENT DATE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT                      MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RATE ADJUSTMENT DATE       LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
November 2005                    1   $    375,900         1.85%     6.875%       780   $   375,900      80.00%     0.00%   100.00%
December 2006                    1         50,391         0.25      7.750        677        50,391      59.58      0.00      0.00
January 2007                     2        165,267         0.81      7.647        717        82,633      66.58      0.00      0.00
February 2007                   14      1,855,052         9.13      7.081        690       132,504      83.62     66.42      0.00
March 2007                      15      2,549,182        12.54      7.609        683       169,945      80.81     28.72      0.00
April 2007                      59      9,542,410        46.94      7.163        684       161,736      84.24     68.41      6.52
May 2007                        14      2,009,418         9.89      7.560        702       143,530      85.99     61.33      0.00
January 2008                     1        101,101         0.50      7.875        667       101,101      80.00    100.00      0.00
February 2008                    2        375,521         1.85      7.307        753       187,760      63.62     40.30      0.00
March 2008                       2        358,935         1.77      6.377        684       179,467      83.67      0.00      0.00
April 2008                       6      1,086,361         5.34      7.818        662       181,060      72.69     32.76      0.00
May 2008                         5        681,725         3.35      7.145        664       136,345      70.36     78.91      0.00
February 2010                    1        116,343         0.57      6.875        717       116,343      90.00    100.00      0.00
March 2010                       1         61,250         0.30      6.625        787        61,250      75.02    100.00    100.00
April 2010                       6        775,179         3.81      7.063        730       129,196      79.63     67.03     83.52
May 2010                         2        223,900         1.10      6.695        732       111,950      79.99    100.00    100.00
                               ---   ------------        -----      -----        ---   -----------      -----    ------    ------
TOTAL:                         132     20,327,933         1.00      0.073        690       153,999       0.82      0.58      0.10
                               ===   ============        =====      =====        ===   ===========      =====    ======    ======

ORIGINATORS

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT                      MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RATE ADJUSTMENT DATE       LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Wilmington Finance, Inc.        44   $  6,258,174        26.88%     6.768%       689   $   142,231      78.30%     0.53%     0.00%
Fremont Investment and
   Loan                         36      5,290,147         0.23      0.074        682       146,949       0.88      0.01      0.00
MortgageIT, Inc.                14      2,397,251         0.10      0.078        712       171,232       0.89      0.00      0.00
United Pacific Mortgage          5      1,851,882         0.08      0.071        662       370,376       0.81      0.00      0.34
Accredited                      14      1,666,800         0.07      0.073        700       119,057       0.81      0.00      0.00
Other                           44      5,816,178         0.25      0.073        697       132,186       0.77      0.01      0.23
                               ---   ------------       ------      -----        ---   -----------      -----      ----      ----
TOTAL:                         157   $ 23,280,433       100.00%     7.217%       690   $   148,283      81.57%     0.59%     8.29%
                               ===   ============       ======      =====        ===   ===========      =====      ====      ====